UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-QSB

AMENDMENT NO. 1

(Mark One)

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2006.

OR

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION FROM _______ TO ________.

COMMISSION FILE NUMBER: 000-31945

POWDER RIVER BASIN GAS CORP.

(Exact name of registrant as specified in its charter)

COLORADO	84-1521645
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

Suite 202, 1212 31st Ave NE, Calgary, Alberta, Canada T2E 758

(Address of principal executive offices)

Issuer's telephone number: (403) 263-5010

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes [X]    No [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes [ ]    No [X]

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:

At May 11, 2007, there were outstanding 146,620,194 shares of the Registrant's Common Stock, $.001 par value.

Transitional Small Business Disclosure Format: Yes [ ]   No [X]

NOTE:

This amendment to the Quarterly Report on Form 10-QSB for the three months ended March 31, 2007 is being filed solely to include the Executive Employment Agreement Exhibit 10.1.

ITEM 6 - EXHIBITS

Exhibit 10.1 – Executive Employment Agreement dated May 10, 2007.  This filing.

Exhibit 31.1 - Certification of principal executive and financial officer as adopted pursuant to Section 302 of the Sarbanes-Oxley Act Of 2002.  Filed with Form 10-QSB, May 15, 2007.

Exhibit 32.1 - Certification of principal executive and financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed with Form 10-QSB, May 15, 2007.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Powder River Basin Gas Corp.

Date: May 15, 2007

By: /s/ Brian Fox

Brian Fox, Chief Executive Officer, President and Chief Financial Officer